WE ARE BUILDING A SELF-DRIVING SERVICES PLATFORM IN PARTNERSHIP WITH CITIES AROUND THE WORLD

SELF-DRIVING SERVICES CAN ALLEVIATE MANY OF THE TRANSPORTATION PAIN POINTS THAT PEOPLE AND BUSINESSES FACE IN CITIES TODAY

RIDE HAILING PAIN POINTS TODAY INCONSISTENT UNRELIABLE INCONSISTENT LOCATION SAFETY + COST EXPERIENCE ETA DRIVER BEHAVIOR ACCURACY SECURITY

DELIVERY PAIN POINTS TODAY HIGH INSURANCE FLUCTUATING DRIVER UNDER-UTILIZED MAINTENANCE RATES FUEL PRICES COST VEHICLE ASSET COSTS

WE’RE ADDRESSING THESE CUSTOMER PAIN POINTS AFFORDABLE,   FULL-SERVICE TRANSPORTATION SOLUTIONS FORD AV LLC + THAT FREE PEOPLE AND BUSINESSES TO ACHIEVE THEIR FULLEST POTENTIAL

THE CURRENT DISCUSSION VEHICLE SELF-DRIVING SYSTEM WHAT IT MEANS CAPABLE SELF-DRIVING TECHNOLOGY BUILDING BLOCKS

GO TO MARKET APPROACH SUPPLY OPERATIONS DEMAND VEHICLE SELF-DRIVING FLEET VEHICLE ORCHESTRATION CUSTOMER SERVICES SYSTEM MANAGEMENT WHAT IT MEANS SCALE VEHICLE CAPABLE EFFICIENT OPTIMIZED DIVERSE ENHANCED PLATFORM SELF-DRIVING VEHICLE DISPATCH, ROUTING SOURCES OF USER TECHNOLOGY SERVICES + PAYMENT DEMAND EXPERIENCE BUILDING BLOCKS TRANSPORTATION MOBILITY CLOUD

FORD AV KEY DIFFERENTIATORS PURPOSE-BUILT PARTNER-DRIVEN VEHICLES DEMAND ARGO’S SELF-DRIVING ENHANCED SYSTEM USER EXPERIENCE DESIGNED FOR CITY MAXIMUM UPTIME RELATIONSHIPS

PURPOSE-BUILT VEHICLES FORD WILL LAUNCH ITS FIRST Purpose-built AV for Flexible to serve scale launch in 2021 + multiple use cases COMMERCIAL GRADE AV IN 2021 Commercial durability Integrated for safety

ARGO’S SELF-DRIVING SYSTEM Building for Scale + City Speciﬁc CAPABLE SELF-DRIVING TECHNOLOGY Systems Integration Naturalistic Driving

DESIGNED FOR MAXIMUM UPTIME BEV vs. HEV Hybrid Electric Optimal Terminal + Location UTILIZATION DRIVES PROFITABILITY Vehicle Durability Eﬃcient Routing + Dispatch

PARTNER-DRIVEN DEMAND DIVERSE DEMAND CREATION THROUGH PARTNERSHIPS

ENHANCED USER EXPERIENCE CREATING BUSINESSES + USER TESTING = ENHANCED AV EXPERIENCE

LONG STANDING CITY RELATIONSHIPS COLLABORATING WITH CITIES TO SOLVE THEIR UNIQUE NEEDS

TOTAL ADDRESSABLE MARKET BY 2026 $332 $130B $202B BILLION Last Mile Goods Delivery Ride Hail AND GROWING Source: Frost and Sullivan; Morgan Stanley

GROWING SCALE - CITY BY CITY MIAMI D.C. PLANNED SERVICE AREAS PLANNING UNDERWAY LOCAL SCALE DRIVES PROFITS PHASE 1 PHASE 2 PHASE 3 PHASE 4

CONTINUOUS LEARNING + SCALE MORE CITIES MORE PARTNERS MIAMI SMALL   DELIVERY/ PEOPLE CREATING BROADER FLEET BETTER SCALED   BROADER   SERVICES OPERATING OPERATING SERVICE +  AREA AREA COMPETITIVE BETTER PRODUCTS PRODUCTS ADVANTAGE DATA LEARNING MORE DATA LEARNING

CHANGING ECONOMICS $ / Mile Today With Ford AV ~$2.50 Customer pays for ride hail or delivery EVERY MILE ~$1.00 IS Ford AV Profit DIGITAL CONTENT  TRANSPORTATION SERVICES PROFITABLE Ford AV Costs PARTNER FEE  VEHICLE + SDS DEPRECIATION +  FINANCING  FUEL  OTHER FLEET MANAGEMENT  SG&A

SCALE PRODUCTION DEPLOYMENT BY 2021 2018 Partnership Platform 2019 - 2020 • Expand business model and user experience pilots with strategic partners Partnership Platform 2021 • Diversify partner network including small business Launch Cities 1 & 2 Scale Launch Cities • Establish terminal operations or Fleet management • Expand footprint to additional cities   +• Add additional Terminals in Production Technology Development existing cities • Grow prototype test fleet Technology Development • Employees and public in vehicles with safety driver Deployment +• Connecting to customer APIs enabled by TMC +• Test Digital Services

CAUTIONARY NOTE ON   FORWARD-LOOKING STATEMENTS Statements included or incorporated by reference herein may constitute “forward-looking • Ford’s vehicles could be aﬀected by defects that result in delays in new model launches, statements” within the meaning of the Private Securities Litigation Reform Act of 1995. recall campaigns, or increased warranty costs; Forward-looking statements are based on expectations, forecasts, and assumptions by our • Safety, emissions, fuel economy, and other regulations aﬀecting Ford may become   management and involve a number of risks, uncertainties, and other factors that could cause more stringent; actual results to diﬀer materially from those stated, including, without limitation: • Ford could experience unusual or signiﬁcant litigation, governmental investigations, or adverse publicity arising out of alleged defects in products, perceived environmental impacts, or otherwise; • Ford’s long-term competitiveness depends on the successful execution of   • Ford’s receipt of government incentives could be subject to reduction, termination,   ﬁtness actions; or clawback; • Industry sales volume, particularly in the United States, Europe, or China,   • Operational systems, security systems, and vehicles could be aﬀected by   could decline if there is a ﬁnancial crisis, recession, or signiﬁcant geopolitical event; cyber incidents; • Ford’s new and existing products and mobility services are subject to market • Ford Credit’s access to debt, securitization, or derivative markets around the world at acceptance; competitive rates or in suﬃcient amounts could be aﬀected by credit rating downgrades, • Ford’s results are dependent on sales of larger, more proﬁtable vehicles, particularly   market volatility, market disruption, regulatory requirements, or other factors; in the United States; • Ford Credit could experience higher-than-expected credit losses, lower-than- • Ford may face increased price competition resulting from industry excess capacity, anticipated residual values, or higher-than-expected return volumes for leased vehicles; currency ﬂuctuations, or other factors; • Ford Credit could face increased competition from banks, ﬁnancial institutions, or other • Fluctuations in commodity prices, foreign currency exchange rates, and interest rates third parties seeking to increase their share of ﬁnancing Ford vehicles; and can have a signiﬁcant eﬀect on results; • Ford Credit could be subject to new or increased credit regulations, consumer or data • With a global footprint, Ford’s results could be adversely aﬀected by economic, protection regulations, or other regulations.  geopolitical, protectionist trade policies, or other events; • Ford’s production, as well as Ford’s suppliers’ production, could be disrupted by labor   disputes, natural or man-made disasters, ﬁnancial distress, production diﬃculties, or We cannot be certain that any expectation, forecast, or assumption made in preparing other factors; forward-looking statements will prove accurate, or that any projection will be realized.   • Ford’s ability to maintain a competitive cost structure could be aﬀected by labor or   It is to be expected that there may be diﬀerences between projected and actual results.   other constraints; Our forward-looking statements speak only as of the date of their initial issuance, and we   • Pension and other postretirement liabilities could adversely aﬀect Ford’s liquidity and do not undertake any obligation to update or revise publicly any forward-looking statement, ﬁnancial condition; whether as a result of new information, future events, or otherwise. For additional discussion, • Economic and demographic experience for pension and other postretirement beneﬁt see “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended   plans (e.g., discount rates or investment returns) could be worse than Ford   December 31, 2017, as updated by subsequent Quarterly Reports on Form 10-Q   has assumed; and Current Reports on Form 8-K.